                                                                  Exhibit 99.2d1

TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY

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   COMMON STOCK                                                COMMON STOCK

[SEAL APPEARS HERE]                                         [SEAL APPEARS HERE]

                   SALOMON BROTHERS HIGH INCOME FUND II INC

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS CERTIFICATE IS TRANSFERABLE                      CUSIP
    IN BOSTON, MASSACHUSETTS                                    SEE REVERSE
    OR IN NEW YORK, NEW YORK                             FOR CERTAIN DEFINITIONS


This Certifies that







in the registered holder of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

Salomon Brothers High Income Fund II Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the Shares represented hereby are issued and should be subject to all of the provisions of the Articles of Incorporation of the Corporation, and the Bylaws of the Corporation, and all amendments thereof, copies of which are on file at the principal office of the Corporation and with the Transfer Agent. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                                     Salomon Brothers High Income Fund II Inc.

COUNTERSIGNED AND REGISTERED:
     FIRST DATA INVESTOR SERVICES GROUP, INC.
          a Subsidiary of First Data Corporation    TRANSFER AGENT
          (BOSTON, MASSACHUSETTS)                    AND REGISTRAR
BY                                                (Seal and Sigs. to Come)


                               AUTHORIZED SIGNATURE                                  SECRETARY             PRESIDENT

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
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            AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR: MIKE ZEGLINSKI: 215-830-2197
               680 BLAIR MILL ROAD                                     PROOF OF APRIL 15, 1998
                HORSHAM, PA 19044                                          SALOMON BROTHERS
                  (215) 657-3480                                                H 56260
------------------------------------------------------ --------------------------------------------------------
          SALES:    D. WETZLER: 212-557-9100                   OPERATOR:                            EG/MT
------------------------------------------------------ --------------------------------------------------------
          /NET/BANKNOTE/HOME46/SALOMON/H56260                                      NEW
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

                   SALOMON BROTHERS HIGH INCOME FUND II INC

     Keep this certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common      UNIF GIFT MIN ACT- _____Custodian______
     TEN ENT - as tenants by the                            (Cust)       (Minor)
               entirelies                          under Uniform Gifts to Minors
     JT TEN  - as joint tenants with               Act_______________
               right of survivorship and                  (State)
               not as tenants in common

    Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED,___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------

-----------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do herby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                        X ______________________________________

                                        X ______________________________________
                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR.
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER


Signature(S) Guaranteed

By__________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS STOCKBROKER SAVING
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO SCHEDULE 17 AND 15


--------------------------------------  ----------------------------------------
      AMERICAN BANK NOTE COMPANY        PRODUCTION COORDINATOR, MIKE ZEGLINSKLI:
                                                        215-830-2197
        680 BLAIR MILL ROAD                        PROOF OF APRIL 15,1998
         HORSHAM, PA 19044                            SALOMON BROTHERS
           (215) 657-3480                                 H 56260bk
----------------------------------------   ------------------------------------
   SALES: D. WETZLER: 212-557-9100              OPERATOR:             09
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  /NET/BANKNOTE/HOME 46/SALOMON/H56260                      NEW
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